Exhibit 10.05

THIRD AMENDMENT TO PURCHASE CONTRACT

AMENDMENT AGREEMENT, dated as of August 17, 2010 (the “Amendment”), to the PURCHASE CONTRACT dated as of February 12, 1996, as amended on February 11, 1999 and July 12, 2007 (the “Purchase Contract”), between THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the “Trustee”), a limited purpose national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II, (the “Trust”) (said Trustee being the successor by merger to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank National Association, as trustee of the Rio Grande Resources Trust II) and EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”).

RECITALS

WHEREAS, El Paso and the Trustee desire to effect the issuance by the Trust of long-term indebtedness in the form of $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Senior Notes”).

WHEREAS, to effect such issuance of Senior Notes, El Paso and the Trust will, simultaneously with the effectiveness of this Amendment, enter into the Senior Note Documents (as defined herein).

WHEREAS, as a result of the foregoing, El Paso and the Trustee now desire to amend the Purchase Contract as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to them in Schedule A to the Purchase Contract.

(a) The following definitions are hereby added to said Schedule A:

Capitalized Senior Note Charges. The sum of all interest expenses and fees on or with respect to the Senior Notes accrued pursuant to the Purchase Contract allocable to the Nuclear Fuel or any portion thereof during any stage of its Nuclear Fuel Cycle.

Interest Payment Date. Means each February 15 and August 15; the fixed dates on which an installment of interest with respect to the Senior Notes is due and payable to the Noteholders.

Noteholders. Means each registered holder of one or more Senior Notes.

Senior Note Documents. Means the Senior Notes and the Senior Note Purchase Agreement.

Senior Notes. Means $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015; (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017; and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020.

Senior Note Purchase Agreement. Means the Note Purchase Agreement, dated as of August 17, 2010 among Rio Grande Resources Trust II, as issuer, El Paso Electric Company, as guarantor, and the purchasers listed on Schedule A thereto.

(b) The following definitions in Schedule A to the Purchase Contract are hereby amended and restated to read in their entirety:

Capitalized Cost. The sum of all legal, printing, reproduction, closing and other normally capitalizable fees, disbursements, and other expenses actually incurred and paid by El Paso or the Trustee in connection with the acquisition of the Nuclear Fuel, including Trustee’s expenses, plus the sum of the Capitalized Daily Financing Charges, plus the sum of the Capitalized Senior Note Charges.

Event of Default. The term as used in Section 19 of the Purchase Contract or in Article VII of the Credit Agreement or in Section 11 of the Senior Note Purchase Agreement, as the case may be.

Nuclear Fuel Proceeds. All proceeds from one or more of (i) borrowings under the Credit Agreement, (ii) the issuance of the Senior Notes, (iii) issuances of other notes or obligations referred to in Section 2(d) of the Trust Agreement to the extent the proceeds therefrom are used by the Trustee in connection with the performance of the Purchase Contract or other agreements or arrangements entered into by the Trustee in connection therewith or (iv) investments (including both principal and interest) pursuant to Section 12.6 of the Trust Agreement to the extent the principal of such investments represents proceeds from any of the aforesaid sources.

Trust Estate Assets. Subject to Section 3 of the Trust Agreement: all estate, right, title and interest of the Trustee in and to the Purchase Contract, Assigned Agreements, the Loan Documents, Senior Note Documents, all rights, assets or property owned, or payments or proceeds received, by or for the account of the Trustee under the Purchase Contract, the Assignment Agreements, the Loan Documents, the Senior Note Documents or any other agreement entered into pursuant to Section 2 of the Trust Agreement; all rights to any such payments or proceeds; and any and all investments (including both principal and interest) of the Trustee pursuant to Section 12.6 of the Trust Agreement to the extent the principal of such investments represents proceeds from any of the aforesaid sources.

SECTION 2. Amendment to Section 2(c) of The Purchase Contract. Section 2(c) of the Purchase Contract is hereby amended and restated to read in its entirety:

(c) Subject to the terms and conditions hereof and of the Trust Agreement, Loan Documents and Senior Note Documents, the Trustee shall, from time to time, but only if, when and to the extent requested by El Paso and in accordance with the provisions of the Assigned Agreements and the procedure set forth in Section 5 of this Contract, and subject to the receipt by the Trustee of any necessary funds available for such purposes, (i) pay such amounts as shall become due and payable with respect to Nuclear Fuel under the Assigned Agreements, (ii) reimburse El Paso for payments made by El Paso with respect to Nuclear Fuel pursuant to the Assigned Agreements and (iii) reimburse El Paso for other costs incurred by it with respect to Nuclear Fuel. Notwithstanding any of the foregoing, the Trustee may decline under this Section 2(c) to make any payment or to reimburse El Paso in respect of payments by El Paso to any person or entity which has not consented in writing to an Assignment Agreement or to a similar agreement between the Trustee and El Paso, the provisions of each of which written consent, Assignment Agreement and/or similar agreement shall have been satisfactory to counsel for the Trustee, to the Credit Bank and to counsel for the Noteholders and executed by the parties hereto prior to any such payment or reimbursement.

SECTION 3. Amendment to Section 2(g) of the Purchase Contract. Section 2(g) of the Purchase Contract is hereby deleted in its entirety and reserved.

SECTION 4. Amendment to Section 3(a)(ii) of the Purchase Contract. Section 3(a)(ii) of the Purchase Contract is hereby amended and restated to read in its entirety:

(i) At any time when there is no Nuclear Fuel covered by a Fuel Schedule, the Trustee shall deliver to El Paso a written computation showing the amount of any Daily Finance Charges or Capitalized Senior Note Charges incurred by the Trustee to the date thereof and El Paso shall pay the amount of such Daily Financing Charges or Capitalized Senior Note Charges, plus any additional Daily Financing Charges or Capitalized Senior Note Charges incurred by the Trustee to the date of such payment.

SECTION 5. Amendment to Section 3(b) of the Purchase Contract. Section 3(b) of the Purchase Contract is hereby amended and restated to read in its entirety:

(b) Notwithstanding any other provision of this Contract, El Paso shall:

(i) timely pay to the Trustee such amounts sufficient to pay in full all amounts then due and payable by the Trustee under the Credit Agreement. The Trustee shall give three Business Days’ prior notice to El Paso if the Trustee has insufficient funds on hand to pay amounts to be so paid under the Credit Agreement. On receipt of such notice by El Paso, El Paso shall (A) timely provide such funds as necessary to enable the Trustee to pay all amounts so due and payable under the Credit Agreement, or (B) if and to the extent such funds are available under the Credit Agreement, instruct the Trustee to borrow all or a portion of such funds necessary to make the required payments under the Credit Agreement (with El Paso providing the balance, if any, of funds necessary to make such payments). The Trustee’s failure to deliver the notice required by the second sentence of this Section 3(b)(i) shall not effect El Paso’s obligations under this Section 3(b)(i); and

(ii) timely pay to the Trustee such amounts sufficient to pay in full all amounts due and payable by the Trustee under the Senior Notes, including, without limitation, (A) interest due and payable in respect of the Senior Notes on each Interest Payment Date and (B) the principal due and payable in respect of the Senior Notes whether due at maturity, upon acceleration, in connection with optional or mandatory redemption, or otherwise. The Trustee shall give three Business Days’ prior notice to El Paso if the Trustee has insufficient funds on hand to pay amounts to be so paid under the Senior Notes. On receipt of such notice by El Paso, El Paso shall (A) timely provide such funds as necessary to enable the Trustee to pay all amounts so due and payable under the Senior Notes; or (B) if and to the extent such funds are available under the Credit Agreement, instruct the Trustee to borrow all or a portion of such funds necessary to make the required payments under the Senior Notes (with El Paso providing the balance, if any, of funds necessary to make such payments). The Trustee’s failure to deliver the notice required by the second sentence of this

Section 3(b)(ii) shall not effect El Paso’s obligations under this Section 3(b)(ii).

SECTION 6. Amendment to Section 3(f) of the Purchase Contract. Section 3(f) of the Purchase Contract is hereby amended and restated to read in its entirety:

(f) El Paso shall promptly pay all Fuel Swap Proceeds to the Trustee for subsequent payment, on a pari passu basis, to (i) the Credit Bank and (ii) to the Noteholders, in each case pursuant to the terms of the Trust Agreement.

SECTION 7. Amendment to Section 3(j) of the Purchase Contract. Section 3(j) of the Purchase Contract is hereby amended and restated to read in its entirety:

(j) El Paso shall pay to the Trustee on the 25th day of each January, April, July and October, or if such day is not a Business Day, on the next following Business Day (each such date being herein called a “Basic Heat Supply Payment Date”), the Basic Heat Supply Charge shown on Annex I to the Schedule D for the preceding calendar quarter concurrently delivered to the Trustee in accordance with Section 3(k), excluding any portion of the Capitalized Senior Note Charges already paid for such period in respect of interest due and payable under the Senior Notes pursuant to Section 3(b)(ii). The calculation of the Basic Heat Supply Charge shall conform with the following formula:

(BHSC) = (NI-R) x AF

(i) “BHSC” shall be the Basic Heat Supply Charge

(ii) “NI” shall be Net Investment, excluding the Capitalized Senior Note Charges already paid for such period in respect of interest due and payable under the Senior Notes pursuant to Section 3(b)(ii), in each Unit at the end of such period.

(iii) “R” shall be the current estimation of the residual value of the applicable Nuclear Fuel presently in use and it is agreed that such residual value shall be the fair market value currently estimated to remain at the time of removal; provided that in no event shall “R” be a number less than zero.

(iv) “AF” shall be an amortization factor based upon thermal output estimated by El Paso as remaining in such Nuclear Fuel at the beginning of such period, including and adjusted for Nuclear Fuel loaded or removed during such period.

SECTION 8. Amendment to Section 3(k) of the Purchase Contract. Section 3(k) of the Purchase Contract is hereby amended and restated to read in its entirety:

(k) At least 15 days before each Basic Heat Supply Payment Date, the Trustee shall deliver to El Paso a certificate in the form of Schedule D filled in as to Columns B and C and with respect to each of Column E and Column F, the “Total” amount of Capitalized Daily Financing Charges and Capitalized Senior Note Charges, respectively, without further allocation. Three Business Days prior to such Basic Heat Supply Payment Date, El Paso shall deliver to the Trustee the certificate so received or a copy thereof duly completed as to the remaining Columns and information and as to Annex I.

On the Basic Heat Supply Payment Date, El Paso shall pay to the Trustee, or on the Trustee’s written order, to the Credit Bank or the Noteholders, as applicable, the Basic Heat Supply Payment shown in Annex I for the quarterly period ended on the last day of the month preceding such Basic Heat Supply Payment Date.

SECTION 9. Amendment to Section 6 of the Purchase Contract. Section 6 of the Purchase Contract is hereby amended and restated to read in its entirety:

The Trustee agrees upon the written request of El Paso, (i) to exercise any rights which the Trustee may have, from time to time, (A) under the Credit Agreement to borrow funds in order to carry out its obligations hereunder or (B) under the Senior Note Documents, and (ii) not, without the prior consent of El Paso, to agree to any amendment of the Credit Agreement, any Loan Document (as defined in the Credit Agreement), or any Senior Note Document.

SECTION 10. Amendment to Section 9(e) of the Purchase Contract. Section 9(e) of the Purchase Contract is hereby amended and restated to read in its entirety:

(e) The Trustee shall have the right to and shall have available any records maintained by the Trustee regarding the Trust and/or the Nuclear Fuel and the Trustee’s rights under this Contract to any governmental authority requesting such records, or to El Paso, El Paso’s independent accountants, the Credit Bank, the Lenders or the Noteholders.

SECTION 11. Amendment to Section 11 of the Purchase Contract. Section 11 of the Purchase Contract is hereby amended and restated to read in its entirety:

El Paso hereby agrees, whether or not any of the transactions contemplated by the Trust Agreement shall be consummated, to assume liability for and does hereby agree to indemnify, protect, save and keep harmless the Trustee, in its individual capacity, and its successors, assigns, trustees, officers and servants (collectively, for the purposes of this Section 11, the “Trustee Indemnitees”) from and against, any liabilities, obligations, losses, damages, taxes, claims, actions, suits, costs, expenses and disbursements (including legal fees and expenses) of any kind and nature whatsoever (for the purposes of this Section 11 collectively called “Expenses”) which may be imposed on, incurred by or asserted at any time against one or more of Trustee Indemnitees in any way relating to or arising out of the acceptance or administration of the Trust, the action or inaction of any of the Trustee Indemnitees hereunder or under the Trust Agreement, the Loan Documents, the Senior Note Documents, or any Assignment Agreement or such other instruments as may be entered into pursuant to the Trust Agreement, or relating in any way to the Nuclear Fuel, including (without limitation) strict liability or liability without fault or other liability of an owner or vendor, arising out of statute, judicial decision or otherwise, provided, however, that El Paso shall not be required to indemnify any Trustee Indemnitee for (i) income or franchise taxes on, based on, or measured by, any fees or compensation received by a Trustee Indemnitee in an individual capacity for services rendered in connection with the transactions contemplated by the Trust Agreement, (ii) any Expenses caused by the gross negligence or willful misconduct of a Trustee Indemnitee, (iii) any Expenses caused by Trustee’s Liens and (iv) any Expenses caused by breach of a representation, warranty or covenant of any Trustee Indemnitee contained in this Contract, the Trust Agreement, the Loan Documents, the Senior Note Documents and any certificate or document delivered by such Trustee Indemnitee in connection herewith or therewith. Subject to the provisions of clause (ii) of the proviso in the immediately preceding sentence, the indemnification by El Paso to the Trustee provided by this Section 11 shall include, to the full extent permitted by applicable law, an indemnity for Expenses incurred by the Trustee caused by Trustee’s sole or contributory negligence. Any payment to any Trustee Indemnitee under this Section 11 shall be increased to such amount as will, after taking account of all (i) taxes imposed with respect to the accrual or receipt of such payment by such Trustee Indemnitee (as the same may be increased pursuant to this sentence) and (ii) any deductions or credits under any applicable tax law attributable to the Expenses or taxes for which payment has been made, equal the amount of the payment. The indemnities contained in this Section shall survive the termination of this Contract, the Trust Agreement, any Trust created under the Trust Agreement and the resignation or removal of any Trustee. In the event that any action, suit or proceeding is brought against any Trustee Indemnitee by reason of any aforementioned occurrence, condition or event, El Paso will, at El Paso’s expense, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel designated by El Paso and acceptable to such Trustee Indemnitee.

SECTION 12. Amendment to Section 16 of the Purchase Contract. Section 16 of the Purchase Contract is hereby amended and restated to read in its entirety:

In case of a Taking or the commencement of any proceedings or negotiations that might result in any Taking, El Paso upon actual knowledge thereof will promptly give written notice thereof to the Trustee generally describing the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking that might result therefrom, as the case may be. The Trustee, upon receipt of any award or payment on account of any Taking of Nuclear Fuel then covered by any Schedule hereto or any portion thereof shall give prompt notice to El Paso, the Credit Bank and the Noteholders of such award or payment. Within ten (10) Business Days after receipt of the notice referred to in the preceding sentence, El Paso shall elect, by written notice to the Trustee, to apply the proceeds thereof to (i) the Restoration of the Nuclear Fuel, (ii) the reimbursement of El Paso for funds theretofore used for such Restoration, or (iii) the reduction, by the amount of such award or payment, of the Net Investment of the Trustee in such Nuclear Fuel in accordance with the provisions of Section 3(a)(i) hereof. In the event El Paso elects the options described in clauses (i) or (ii)), the Trustee shall pay such award or payment to El Paso. In the event El Paso elects the option described in clause (iii), the Trustee shall pay such award or payment, on a pari passu basis, to (x) the Credit Bank and (y) the Noteholders. El Paso may elect to apply portions of any award or payment to each of, or a combination of, the options described in clauses (i), (ii) and (iii), and payments by the Trustee to El Paso, the Credit Bank and the Noteholders shall be made accordingly.

SECTION 13. Amendment to Section 17(a)(viii) of the Purchase Contract. Section 17(a)(viii) of the Purchase Contract is hereby amended and restated to read in its entirety:

(viii) An Event of Default (as defined in the Credit Agreement) or an Event of Default (as defined in the Senior Note Purchase Agreement ) which, in either case, is not an Event of Default under Section 19(a) of this Contract shall have occurred and be continuing.

SECTION 14. Amendment to Clause (y) of Section 18(a) of the Purchase Contract. Clause (y) of Section 18(a) of the Purchase Contract is hereby amended and restated to read in its entirety:

(y) state that on a settlement date, which shall not be more than 150 days after the giving of such notice, which settlement date shall be specified therein, El Paso shall be obligated to pay the Trustee an amount equal to the Net Investment of the Trustee with respect to Nuclear Fuel then covered by any Fuel Schedule hereto on such settlement date, plus any other amounts due the Trustee hereunder plus such further amount, if any, as shall be sufficient to enable the Trustee to pay in full: (A) all obligations under the Credit Agreement and notes issued thereunder; (B) all obligations under the Senior Note Documents ; and (C) all other obligations and liabilities of the Trustee related to this Contract and the Trust Agreement, and

SECTION 15. Amendment to Section 18(b) of the Purchase Contract. Section 18(b) of the Purchase Contract is hereby amended and restated to read in its entirety:

(b) Upon the settlement date specified in the notice delivered by the Trustee or El Paso, El Paso shall pay to the Trustee at the office of The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, Texas 77002, Attn: Corporate Trust or to such other person at such other place designated by the Trustee the payments specified in Section 18(a) hereof in immediately available funds, and the Trustee shall transfer the title to and ownership interest in the Nuclear Fuel to El Paso. El Paso shall pay all expenses in connection with such transfer, including all escrow fees, search and recording and filing fees, attorneys’ fee and all applicable federal, state and local sales, use and other taxes which may be incurred or imposed by reason of the transfer then being made by the Trustee, or by reason of the delivery of an instrument or instruments to transfer title.

SECTION 16. Amendment to Section 20(b) of The Purchase Contract. Section 20(b) of the Purchase Contract is hereby amended and restated to read in its entirety:

(b) if to the Trustee, to The Bank of New York Mellon Trust Company, N.A., 601 Travis Street, 16th Floor, Houston, TX 77002, Attention of Corporate Finance.

SECTION 17. Amendment to Section 24(g)(i) of The Purchase Contract. Section 24(g)(i) of the Purchase Contract is hereby amended and restated to read in its entirety:

(i) as set forth in the opinions of counsel for El Paso (A) dated the Closing date and referred to in Section 4.02(a) of the Credit Agreement and (B) dated the date hereof and referred to in Section 4.4 of the Senior Note Purchase Agreement; and

SECTION 18. Amendment to Section 31 of The Purchase Contract. Section 31 of the Purchase Contract is hereby amended and restated to read in its entirety:

If the Trustee shall fail to perform any act which he is obligated to perform under the Credit Agreement or the Senior Notes Documents and such failure shall continue for five Business Days following notice thereof from El Paso to the Trustee, El Paso shall be entitled and is hereby irrevocably appointed (so long as no Event of Default shall have occurred hereunder and be continuing), as agent and attorney-in-fact of the Trustee, to perform such act on behalf of the Trustee.

SECTION 19. Amendment to Schedule D to The Purchase Contract. Schedule D to the Purchase Contract is hereby amended and restated to read in its entirety as set forth in Schedule A hereto.

SECTION 20. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon its execution by both parties hereto.

SECTION 21. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Contract, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Purchase Contract specifically referred to herein.

SECTION 22. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 23. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

SECTION 24. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely in its capacity as Trustee of the Rio Grande Resources Trust II,

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

EL PASO ELECTRIC COMPANY

By:	/s/ David G. Carpenter
Name: David G. Carpenter
Title: SVP & CFO

STATE OF	TEXAS )
)
COUNTY OF	EL PASO )

BEFORE ME, the undersigned authority, on this day personally appeared David G. Carpenter, a SVP & CFO of El Paso Electric Company, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office, this 10th day of August, 2010.

[SEAL]

/s/ Norma J. Ayoub
Notary Public – State of Texas

My Commission Expires:	08/18/2011

STATE OF	TEXAS )
)
COUNTY OF	HARRIS )

BEFORE ME, the undersigned authority, on this day personally appeared Rafael Martinez, a Senior Associate of The Bank of New York Mellon Trust Company, N. A., a banking corporation organized under the federal laws of the United States of America, acting in its capacity as Trustee of the Rio Grande Resources Trust II, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he/she executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

Given under my hand and seal of office, this 16th day of August, 2010.

[SEAL]

/s/ Gloria I. Azucena
Notary Public – State of Texas

My Commission Expires:	07/19/2014

SCHEDULE A (Basic Heat Supply Charges)

Quarterly Net Investment Schedule

(To be filled in by the Trustee and El Paso Electric Company)

Case Attributable to Quarterly Period ended                          ,

Fuel Status	Net Investment at Beginning of Quarter		Plus Acquisition Costs Incurred During Such Period		Plus Transfers Between Fuel Status		Plus Capitalized Daily Financing Charges		Plus Capitalized Senior Note Charges	Less Basic Heat Supply Charge		Net Investment at End of Quarter

A		B		C		D		E	F		G		H

Loaded:

Unit 1

Unit 2

Unit 3

Unloaded

Total	$		$		$		$			$		$

Notes:

Column C derived from Schedule B to the Purchase Contract

Column G derived from Annex I

A-1

Annex I (Schedule A)

Calculation of Basic Heat Supply Charge

(To be filled in by El Paso Electric Company)

Quarterly Period ended                          ,

Unit	Month	Net Investment at Beginning of Month	Plus Transfers Between Fuel Status	Plus Capitalized Daily Financing Charges	Plus Capitalized Senior Note Charges	Sub-Total	Multiplied by Amortization Factor	Basic Heat Supply Charge

A	B	C	D	E	F	G	H	I

1

2

3

A-2

AMENDMENT TO ASSIGNMENT AGREEMENT

AMENDMENT AGREEMENT, dated as of August 17, 2010 (the “Amendment”), to the ASSIGNMENT AGREEMENT dated as of February 12, 1996, (the “Assignment Agreement”), between THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. (the “Trustee”), a limited purpose national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II (the “Trust”), (said Trustee being the successor by merger to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank National Association, as trustee of the Rio Grande Resources Trust II) and EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”).

RECITALS

WHEREAS, El Paso and the Trustee desire to effect the issuance by the Trust of long-term indebtedness in the form of $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015 (the “Series A Notes”); (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017 (the “Series B Notes”); and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020 (the “Series C Notes” and, together with the Series A Notes and the Series B Notes, the “Senior Notes”).

WHEREAS, to effect such issuance of Senior Notes, El Paso and the Trust will, simultaneously with the effectiveness of this Amendment, enter into the Senior Note Documents (as defined herein).

WHEREAS, as a result of the foregoing, El Paso and the Trustee now desire to amend the Assignment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to the Recitals of the Assignment Agreement. The Recitals of the Assignment Agreement are hereby supplemented by the following additional recital, which shall read in its entirety:

WHEREAS, pursuant to the Purchase Contract and Trust Agreement, on the terms and subject to the conditions set forth therein, the Trustee has been directed to and shall cause the Trust to issue the Senior Notes (as defined in the Purchase Contract) and shall cause the Trust to enter into the Senior Note Documents (as defined in the Purchase Contract).

SECTION 2. Amendment To Section 13 of the Assignment Agreement. Section 13 of the Assignment Agreement is hereby amended and restated to read in its entirety:

(a) Upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, the Credit Bank (as defined in the Purchase Contract) may exercise any and all of its rights and enforce any and all of its remedies under the Security Agreement, at law, in equity, or otherwise, including, but not limited to, realizing on the El Paso Nuclear Fuel Ownership Rights in accordance with the terms of the Participation Agreement.

(b) Upon the occurrence and during the continuance of an Event of Default under the Senior Note Documents, the Required Holders (as defined in the Senior Note Documents) may exercise any and all of their rights and enforce any and all of their remedies under the Senior Notes, at law, in equity, or otherwise.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon its execution by both parties hereto.

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Assignment Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Assignment Agreement specifically referred to herein.

SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA.

SECTION 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in counterparts (each of which will be deemed to be an original hereof) as of the date first above written.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely in its capacity as Trustee of Rio Grande Resources Trust II,

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

EL PASO ELECTRIC COMPANY

By:	/s/ David G. Carpenter
Name: David G. Carpenter
Title: SVP & CFO

SUPPLEMENTAL INSTRUCTIONS

PURSUANT TO

TRUST AGREEMENT

DATED AS OF AUGUST 17, 2010

No. 1

These Supplemental Instructions are given pursuant to the Trust Agreement dated as of February 12, 1996 between El Paso Electric Company, as the Trustor, and The Bank of New York Mellon Trust Company, N.A., a limited purpose national banking association with trust powers, in its capacity as successor trustee of the Rio Grande Resources Trust II, as the Trustee, (said Trustee being the successor by merger to JPMorgan Chase Bank, National Association, formerly known as JPMorgan Chase Bank, successor by merger to The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, National Association, successor by change of name to Texas Commerce Bank National Association, as trustee of the Rio Grande Resources Trust II).

WHEREAS, the Trust Agreement contemplates the delivery by the Trustor to and acceptance by the Trustee of Supplemental Instructions with respect to the execution and delivery of agreements, acceptance of assignments of agreements or rights, acquisition of properties and entering into certain transactions, in accordance with lawful requests of the Trustor; and

1

WHEREAS, the Trustor now desires to give Supplemental Instructions to the Trustee as herein set forth;

NOW, THEREFORE, the Trustor hereby gives, and the Trustee by its signature hereto hereby accepts, the following Supplemental Instructions:

Section 1. Definitions. For the purpose of these Supplemental Instructions, subject to clause (b) of this section, the capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Schedule A to the Trust Agreement.

a. The following definitions are hereby added to said Schedule A:

Capitalized Senior Note Charges. The sum of all interest expenses and fees on or with respect to the Senior Notes accrued pursuant to the Purchase Contract allocable to the Nuclear Fuel or any portion thereof during any stage of its Nuclear Fuel Cycle.

Interest Payment Date. Means each February 15 and August 15; the fixed dates on which an installment of interest with respect to the Senior Notes is due and payable to the Noteholders.

Noteholders. Means each registered holder of one or more Senior Notes.

Senior Note Documents. Means the Senior Notes and the Senior Note Purchase Agreement.

Senior Notes. Means $15,000,000 aggregate principal amount of 3.67% Senior Notes, Series A, due August 15, 2015; (ii) $50,000,000 aggregate principal amount of 4.47% Senior Notes, Series B, due August 15, 2017; and (iii) $45,000,000 aggregate principal amount of 5.04% Senior Notes, Series C, due August 15, 2020.

2

Senior Note Purchase Agreement. Means the Note Purchase Agreement, dated as of August 17, 2010 among Rio Grande Resources Trust II, as issuer, El Paso Electric Company, as guarantor, and the purchasers listed on Schedule A thereto.

b. The following definitions in Schedule A to the Trust Agreement are hereby amended and restated to read in their entirety:

Capitalized Cost. The sum of all legal, printing, reproduction, closing and other normally capitalizable fees, disbursements, and other expenses actually incurred and paid by El Paso or the Trustee in connection with the acquisition of the Nuclear Fuel, including Trustee’s expenses, plus the sum of the Capitalized Daily Financing Charges, plus the sum of the Capitalized Senior Note Charges.

Event of Default. The term as used in Section 19 of the Purchase Contract or in Article VII of the Credit Agreement or in Section 11 of the Senior Note Purchase Agreement, as the case may be.

Nuclear Fuel Proceeds. All proceeds from one or more of (i) borrowings under the Credit Agreement, (ii) the issuance of the Senior Notes, (iii) issuances of other notes or obligations referred to in Section 2(d) of the Trust Agreement to the extent the proceeds therefrom are used by the Trustee in connection with the performance of the Purchase Contract or other agreements or arrangements entered into by the Trustee in connection therewith or (iv) investments (including both principal and interest) pursuant to Section 12.6 of the Trust Agreement to the extent the principal of such investments represents proceeds from any of the aforesaid sources.

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Trust Estate Assets. Subject to Section 3 of the Trust Agreement: all estate, right, title and interest of the Trustee in and to the Purchase Contract, Assigned Agreements, the Loan Documents, Senior Note Documents, all rights, assets or property owned, or payments or proceeds received, by or for the account of the Trustee under the Purchase Contract, the Assignment Agreements, the Loan Documents, the Senior Notes Documents or any other agreement entered into pursuant to Section 2 of the Trust Agreement; all rights to any such payments or proceeds; and any and all investments (including both principal and interest) of the Trustee pursuant to Section 12.6 of the Trust Agreement to the extent the principal of such investments represents proceeds from any of the aforesaid sources.

Section 2. Authorization and Direction to Accept and/or Execute Documents or Rights. In accordance with Section 2(d) and (e) of the Trust Agreement, Trustor hereby authorizes and directs:

a. the Trustee to accept, execute and deliver the Senior Note Purchase Agreement and any modification thereof or supplement thereto and to perform all of the obligations and duties and to exercise all the rights of the Trustee thereunder;

b. the Trustee to issue and authenticate the Senior Notes pursuant to and in accordance with the Senior Note Purchase Agreement and to perform all of the obligations and duties and to exercise all the rights of the Trustee thereunder;

Section 3. Use of Proceeds. Notwithstanding anything to the contrary contained in Section 5(b) of the Trust Agreement, Trustor hereby authorizes and directs the Trustee to apply and distribute the proceeds received by the Trustee pursuant to the Senior Note

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Purchase Agreement and the issuance of the Senior Notes: first, to the payment of any of the Trustee’s Expenses not theretofore paid pursuant to Section 5(b) or Section 5(c) of the Trust Agreement, including those relating to the issuance of the Senior Notes specified on Annex A hereto; second, to the payment of the transaction advisory fees of the placement agents for the issuance of the Senior Notes and reimbursement of certain of their out-of-pocket expenses, in each case as specified on Annex A hereto; third to the payment of the obligations then due and payable under the Loan Documents, as specified on Annex A hereto; fourth, to the prepayment of the amounts advanced to or borrowed by the Trustee pursuant to the Credit Agreement, as specified on Annex A hereto, to the extent such amounts may be prepaid with such proceeds; fifth, to provide the Trustee with funds necessary to pay, or to reimburse El Paso for the payment of, such amounts as shall become due and payable or as shall have been paid by El Paso, with respect to Nuclear Fuel under the Assigned Agreements and pursuant to the Purchase Contract; sixth, to hold and invest in accordance with Section 12.6 hereof funds not then applied or required to be applied in accordance with the foregoing clauses first through fifth until such funds are required to be applied or the Trustee is otherwise instructed by the Trustor to use such funds; and seventh, upon termination of the Trust Agreement and payment in full of all amounts due the Trustee thereunder and upon payment by or for the account of the Trustee of all of its obligations pursuant to the Purchase Contract, Assignment Agreements, Loan Documents, Senior Note Documents and other agreements, borrowings and arrangement entered into pursuant thereto or pursuant to the Trust Agreement (including any instruments, document and agreements entered into pursuant to Section 2(d) of the Trust Agreement), to the payment of the entire balance to the Beneficiary or its designee;

Section 4. Additional Instructions; Amendments to the Trust Agreement. The Trustee hereby confirms by its execution hereof the following amendments to the Trust Agreement:

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a. Section 4 of the Trust Agreement is hereby amended and restated to read in its entirety:

Section 4. Limitations on Authority of the Trustee with Respect to the Trust Estate.

Except to perform the duties set forth in the instruments, documents, agreements and Supplemental Instructions referred to in Section 2 hereof and to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the Trustee thereunder and under Section 5 of this Trust Agreement, the Trustee shall have no power, right, duty or authority to manage, control, use, possess, sell, lease, dispose of or in any manner deal in the Trust Estate. Nothing contained in this Section 4, however, shall be deemed to limit or restrict the power or authority of the Trustee to enforce the terms and provisions of the Purchase Contract, the Loan Documents, the Senior Note Documents, the Assignment Agreements and other agreements or assignments or rights pursuant to Section 2 hereof, to hold estates, to collect and receive sums payable thereunder and otherwise to exercise their rights, powers and privileges as provided for by said contracts and agreements to the fullest extent permitted by applicable law.

b. Sections 5(a) through 5(d) of the Trust Agreement are hereby amended and restated to read in their entirety:

(a) to accept, execute and deliver the documents or assignment of documents referred to in Section 2 hereof and, subject to the conditions contained therein and to availability of funds or credit pursuant to the Credit Agreement, the Senior Note Documents or other sources, and subject to compliance with all applicable laws and

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regulations, to perform all of the obligations and duties, and, subject to the provisions thereof and of this Trust Agreement, to exercise all the rights of the Trustee thereunder;

(b) to receive and to apply and distribute all Nuclear Fuel Proceeds: first, to the payment of any the Trustee’s Expenses not theretofore paid pursuant to Section 5(c) hereof; second, at the election of the Trustor, on a pari passu basis, to the payment or refinancing of the obligations then due and payable (i) under the Loan Documents in the order set forth therein and (ii) under the Senior Note Documents , including, without limitation, interest due and payable in respect of the Senior Notes on each Interest Payment Date and principal due and payable in respect of the Senior Notes whether due at maturity, upon acceleration, in connection with optional or mandatory redemption, or otherwise; third, to provide the Trustee with funds necessary to pay, or to reimburse El Paso for the payment of, such amounts as shall become due and payable, or as shall have been paid by El Paso, with respect to Nuclear Fuel under the Assigned Agreements and pursuant to the Purchase Contract; fourth, on a pari passu basis, to (i) the prepayment of the amounts advanced to or borrowed by the Trustee pursuant to the Credit Agreement, to the extent such amounts may be prepaid with such proceeds and the Trustor instructs the Trustee to elect to make such prepayment and (ii) the interest or Principal payable pursuant to the Senior Note Documents, to the extent such amounts may be prepaid with such proceeds and the Trustor instructs the Trustee to elect to make such prepayment; fifth, to hold and invest in accordance with Section 12.6 hereof funds not then applied or required to be applied in accordance with the foregoing clauses first through fourth until such funds are required to be applied; and sixth, upon termination of this Trust

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Agreement and payment in full of all amounts due the Trustee hereunder and upon payment by or for the account of the Trustee of all of its obligations pursuant to the Purchase Contract, Assignment Agreements, Loan Documents, the Senior Note Documents and any other agreements, borrowings and arrangements entered into pursuant thereto or hereto (including any instruments, documents and agreements entered into pursuant to Section 2(d) hereof) to the payment of the entire balance to the Beneficiary or its designee;

(c) to receive and to apply and distribute all Basic Heat Supply Charges, Fuel Swap Proceeds, and payments received by the Trustee pursuant to Sections 3(a) and 3(b) of the Purchase Contract: first, to the to the payment of any of the Trustee’s Expenses not theretofore paid; second, on a pari passu basis, to the payment of the obligations then due and payable (i) under the Loan Documents in the order set forth therein and (ii) under the Senior Note Documents, including, without limitation, interest due and payable in respect of the Senior Notes on each Interest Payment Date and principal due and payable in respect of the Senior Notes whether due at maturity, upon acceleration, in connection with optional or mandatory redemption, or otherwise; third, on a pari passu basis, to the prepayment of (i) the amounts advanced to or borrowed by the Trustee pursuant to the Credit Agreement, to the extent such amounts may be prepaid with such proceeds and the Trustor instructs the Trustee to make such prepayment and (ii) the interest or Principal payable in respect of the Senior Notes, to the extent such amounts may be prepaid with such proceeds and the Trustor instructs the Trustee to elect to make such prepayment; fourth, to hold and invest in accordance with Section 12.6 hereof funds

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not then applied or required to be applied in accordance with the foregoing clauses first through third until such funds are required to be applied; and fifth, upon termination of the Trust Agreement and payment in full of all amounts due the Trustee thereunder and upon payment by or for the account of the Trustee of al of its obligations pursuant to the Purchase Contract, Assignment Agreements, Loan Documents, Senior Note Documents and other agreements, borrowings and arrangement entered into pursuant thereto or pursuant to the Trust Agreement (including any instruments, document and agreements entered into pursuant to Section 2(d) of the Trust Agreement), to the payment of the entire balance to the Beneficiary or its designee; provided, that in the event that the Trustee has not received sufficient Basic Heat Supply Charges and/or Additional Sales Charges to pay in full the amounts to pay in full the amounts to be paid in accordance with the foregoing clauses first through third, the Trustee shall provide five days prior written notice to Trustor of such deficiency, and the Trustor may, to compensate for such deficiency, elect to (i) provide additional funds from the Trustor to the Trustee, or (ii) instruct the Trustee to borrow additional amounts pursuant to the Credit Agreement.

(d) in its discretion and in any event (subject to the provisions of Section 6 hereof and of the agreements, documents or instruments referred to herein or contemplated hereby) upon the written request of the Trustor, upon the written request of the Credit Bank given pursuant to the Loan Documents or upon the written request of the Noteholders given pursuant to the Senior Note Documents, to exercise any and all rights or powers of the Trustee under the Purchase Contract, Assignment Agreements, the Loan Documents, the Senior Note Documents or any other contract, agreement, document,

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instrument, arrangement, right or estate referred to therein or herein (including any instrument, document or agreement entered into pursuant to Section 2(d) hereof);

c. Section 6.2 of the Trust Agreement is hereby amended and restated to read in its entirety:

6.2 Reliance on Writing; Limitation of Duties.

Subject to the provisions of Section 6.1 hereof, the Trustee shall not be liable to the Trustor, the Beneficiary, the Credit Bank, the Noteholders, parties to agreements or arrangements with the Trustee or any one else, in acting upon any writing, including but not limited to, instructions from the Trustor, the Beneficiary, the Credit Bank, the Noteholders or such other parties and certificates of any officer or representative thereof, and in assuming the truth and correctness of any statement, opinion or assertion of any nature therein, provided that any such writing is believed by the Trustee to be genuine and to have been sent or communicated by or on behalf of a party or parties to this Trust Agreement, the Purchase Contract, the Assignment Agreements, the Loan Documents, the Senior Note Documents or any other agreement or arrangement entered into pursuant hereto (including any other agreement or arrangement entered into pursuant to Section 2 hereof).

d. Section 6.4 of the Trust Agreement is hereby amended and restated to read in its entirety:

6.4 Use of Agents.

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The Trustee may exercise its powers and perform its duties by or through such attorneys, agents and servants as it shall appoint, and the Trustee and such attorneys, agents and servants shall be entitled to the advice of counsel (who may, in cases deemed by the Trustee in its reasonable discretion to be appropriate, be counsel for the Trustor or for a party to the Purchase Contract, Assignment Agreements, Loan Documents, Senior Note Documents or any other agreement or arrangement entered into pursuant hereto (including any agreement or arrangement entered into pursuant to Section 2 hereof)). In furtherance of the foregoing, the Trustee may authorize one or more persons to execute documents, agreements, instruments, notices, certificates and authorization on its behalf and in its names in connection with the exercise of its powers and performance of its duties hereunder.

e. Section 10.2(a) of the Trust Agreement is hereby amended and restated to read in its entirety:

(a) If Trustor shall by notice in writing to the Trustee revoke and terminate the Trust, on and as of the date stated in such notice, then on the date specified in such notice the Trust created and provided for hereby shall cease and terminate, provided, that no such termination shall be effective unless and until the payment in full of all the obligations of the Trustee (i) under the Credit Agreement, including without limitation (A) the principal and accrued interest on all Loans (as defined in the Credit Agreement) to the Trustee thereunder, (B) all reimbursement obligations of the Trustee under any Letter of Credit (as defined in the Credit Agreement) issued pursuant thereto, (C) the L/C Exposure (as defined in the Credit Agreement) has been reduced to zero (or cash

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collateral equal to the L/C Exposure has been deposited with the Collateral Agent (as defined in the Credit Agreement)), (D) all fees (including without limitation any accrued commitment fees, agent fees, participation fees, and issuing bank fees) and (E) all out-of-pocket expenses incurred by the Credit Bank, including without limitation the reasonable fees, disbursements and charges of legal counsel and (ii) under the Senior Note Documents, including without limitation (A) the principal and accrued interest on the Senior Notes, (B) all fees and (C) any expenses for which the Trustee is responsible for payment pursuant to the terms of the Senior Note Documents, provided further, that El Paso and the Trustee agree and acknowledge that effective upon and after the Trust Termination Date (as defined in the Credit Agreement), the Trustee shall not be entitled to request any Borrowing (as defined in the Credit Agreement) or issuance of any Letter of Credit (as defined in the Credit Agreement); or

Section 5. Amendment of Purchase Contract. The Trustee hereby acknowledges the amendment to the Purchase Contract executed concurrently with the delivery of these Supplemental Instructions (the “Purchase Contract Amendment”) and confirms that all references to the Purchase Contract herein and in the Trust Agreement shall be to the Purchase Contract, so amended.

Section 6. Confirmation of Trust. The Trustee hereby confirms by its execution hereof that the declaration of trust embodied in Section 3 of the Trust Agreement shall apply fully to all rights, estates properties, assets, payments or proceeds received or obtained by the Trustee pursuant to these Supplemental Instructions.

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Section 7. Other Provisions. Except as herein expressly provided, all of the terms and provisions of the Trust Agreement shall as nearly as may be practicable apply to all rights and obligations obtained or incurred, respectively, by the Trustee pursuant to these Supplemental Instructions.

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IN WITNESS WHEREOF, the Trustor and the Trustee have executed these Supplemental Instructions and amended the Trust Agreement as so provided herein the day and year below written.

Dated: August 17, 2010

EL PASO ELECTRIC COMPANY

	By:	/s/ David G. Carpenter
Name: David G. Carpenter
Title: SVP & CFO

ACCEPTED:	“Trustor”

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Rafael Martinez
Name: Rafael Martinez
Title: Senior Associate

“Trustee”

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ANNEX A

Rio Grand Resources Trust II

Senior Notes Closing - August 17 2010

Funds Flow

To settle this issue, the following funds transfers need to be made the morning of Tuesday, August 17, 2010 :

The following entities will wire transfer federal funds as follows:

Participant	Wire Amount
Himco	$50,000,000
Mutual of Omaha	$20,000,000
Southern Farm Bureau	$14,000,000
Great-West Life	$14,000,000
OneAmerica	$12,000,000

Total	$110,000,000

Wire Instructions:
Bank:	Bank of New York Mellon
Routing Number:	021000018
Credit:	Corporate Muni Wire
Account Number:	211065
Further Credit:	Rio Grande Resources Trust II
Account Number:	418395
Payment Detail:	Attn: Gloria Azucena; 713-483-6537
Credit GLA 211065

Notes

Rio Grande Resources Trust II will transfer funds as follows:

Wire Amount	$10,420.00	Trustee Fees

Wire Instructions:
Bank:	The Bank of New York Mellon
Routing Number:	021000018
Account Number:	GLA #211065
For Further Credit:	TAS #257521
Reference:	Rio Grande Resources
Payment Detail:	Attn: Gloria Azucena; 713-483-6537

Wire Amount	$354,062.62	Advisory Fees & out of pocket expenses

Wire Instructions:
Bank:	U.S. Bank
Routing Number:	091000022
Credit:	U.S. Banorp Investment, Inc.
Account Number:	160-233-366-519
Reference:	El Paso Electric / Rio Grande
Payment Detail:	Attn: Linda Arnold; 314-418-8180

Wire Amount	$151,280.00	Advisory Fees & out of pocket expenses

Wire Instructions:
Bank:	Bank of New York Mellon
Routing Number:	021000018
Credit:	Banc of America Securities LLC
Account Number:	IOC569GSCS/MIC
Reference:	El Paso Electric Company Placement Fee
Payment Detail:	Attn: Sarah Rose; 980-388-9122

Wire Amount	$105,303.25	Lenders Attorney’s fees

Wire Instructions:
Bank:	Bank of America
Routing Number:	026009593
Credit:	Foley & Lardner LLP
Account Number:	000002337171
Reference:	#055555-0515; invoice #32069871

Wire Amount	$109,062,929.65

Wire Instructions:
Bank:	JPMorgan Chase Bank
Routing Number:	021000021
Credit:	Loan Processing DP
Account Number:	9008109962C2087

Note: After these transactions the Trust will have $316,004.48 in cash, which can be utilized to pay additional transaction costs